Exhibit 99.1

LeMaitre Q2 2022 Financial Results

BURLINGTON, MA, July 28, 2022 - LeMaitre (Nasdaq:LMAT), a provider of vascular devices, implants and services, today reported Q2 2022 results, announced a $0.125/share quarterly dividend and provided guidance.

Q2 2022 Financial Results

●	Sales of $42.1mm, +4% (+8% organic) vs. Q2 2021
●	Gross margin of 66.0%
●	Op. income reported $5.8mm, -48%
●	Op. income ex. special charge $8.9mm, -20%
●	Earnings per diluted share reported $0.16, -60%
●	Earnings per diluted share ex. special charge $0.29, -26%
●	Cash and investments +$4.8mm to $75.7mm

Biologics drove Q2 2022 sales growth: XenoSure (+21%), allografts (+25%) and Artegraft (+11%). Q2 organic sales growth was led by EMEA (+11%) and APAC (+11%), while the Americas grew 6%. The strong dollar reduced sales by $1.7mm.

The gross margin increased to 66.0% in Q2 2022 (vs. 65.8%). The Company had 203 direct labor employees on staff as of June 30, up 54% year-over-year. The Company closed its St. Etienne factory in Q2 2022, resulting in a $3.1mm special charge.

Q2 2022 operating margin was 14%; excluding the $3.1mm special charge the operating margin was 21%. Excluding the special charge, Q2 operating expense growth was 21%, driven by a 26% larger salesforce on June 30 (111 reps) and regulatory expenses.

George LeMaitre, Chairman and CEO, said “Based on better-than-expected Q2 sales, we increased annual guidance to 10% organic growth. We also achieved several milestones: we opened a Seoul office, closed a French factory, filed for Chinese XenoSure cardiac approval and received the Omniflow II CE Mark.”

Business Outlook

	Q3 2022 Guidance	Q4 2022 Guidance	2022 Full Year Guidance
Sales	$39.0mm - $41.0mm (Mid: $40.0mm, +4%, +10% Org.)	$41.2mm - $43.2mm (Mid: $42.2mm, +7%, +11% Org.)	$162.7mm - $165.3mm (Mid:$164.0mm, +6%, +10% Org.)
Gross Margin	66.7%	67.5%	66.5%
Op. Income	$6.8mm - $8.2mm (Mid: $7.5mm, -17%)	$8.5mm - $9.9mm (Mid: $9.2mm, +10%)	$29.5mm - $31.2mm (Mid $30.4mm, -17%)
Op. Income Ex- Spec. Charge	-	-	$32.7mm - $34.4mm (Mid: $33.6mm, -8%)
EPS	$0.24 - $0.29 (Mid: $0.27, -10%)	$0.29 - $0.35 (Mid: $0.32, +15%)	$0.99 - $1.05 (Mid: $1.02, -19%)
EPS Ex- Spec. Charge	-	-	$1.14 - $1.19 (Mid: $1.17, -7%)

Quarterly Dividend

On July 26, 2022, the Company's Board of Directors approved a quarterly dividend of $0.125/share of common stock. The dividend will be paid on September 8, 2022 to shareholders of record on August 25, 2022.

Share Repurchase Program

On February 22, 2022, the Company's Board of Directors authorized the repurchase of up to $20.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 22, 2023, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today. The conference call will be broadcast live over the Internet. Individuals interested in listening to the webcast can log on to the Company's website at www.lemaitre.com/investor. Access to the live call is available by registering online here. All registrants will receive dial-in information and a PIN allowing them to access the live call. The audio webcast can also be accessed live or via replay through a webcast at http://www.lemaitre.com/investor. For individuals unable to join the live conference call, a replay will be available on the Company's website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre

LeMaitre is a provider of devices, implants and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre is a registered trademark of LeMaitre Vascular, Inc. This press release may include other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre management believes that in order to better understand the Company's short- and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events as well as operating income, operating margin, and EPS excluding special charge for Q2 2022 and guidance for operating income and EPS excluding special charge. The Company refers to the calculation of non-GAAP sales growth percentages as "organic." The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events, and the aforementioned non-GAAP profitability measures to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. The Company believes that the presentation of operating income, operating margin and EPS excluding special charge for Q2 2022 and guidance for operating income and EPS excluding special charge provides an alternative and meaningful view of the Company’s profitability excluding the impact of the closure of the Company’s St. Etienne, France factory, a non-recurring event.

Forward-Looking Statements

The Company's current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company's business that are not historical facts may be "forward-looking statements" that involve risks and uncertainties. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the status of our global regulatory approvals and compliance with regulatory requirements to market and sell our products both in the U.S. and outside of the U.S.; the duration and severity of the impact of COVID-19 on the global economy, our customers, our suppliers and our company; the risk of significant fluctuations in our quarterly and annual results due to numerous factors; the risk that assumptions about the market for the Company’s products and the productivity of the Company’s direct sales force and distributors may not be correct; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; risks related to the integration of acquisition targets; the acceleration or deceleration of product growth rates; risks related to product demand and market acceptance of the Company’s products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories and other risks and uncertainties included under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company's investor relations website at http://www.lemaitre.com and on the SEC's website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT:

J.J. Pellegrino, CFO, LeMaitre
781-425-1691
jjpellegrino@lemaitre.com

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	June 30, 2022	December 31, 2021
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$20,788	$13,855
Short-term marketable securities	54,895	56,104
Accounts receivable, net	21,542	19,631
Inventory and other deferred costs	47,192	46,104
Prepaid expenses and other current assets	3,243	4,189
Asset held for sale	826	-
Total current assets	148,486	139,883

Property and equipment, net	15,753	17,059
Right-of-use leased assets	16,290	15,071
Goodwill	65,945	65,945
Other intangibles, net	49,598	52,710
Deferred tax assets	2,369	1,566
Other assets	984	568

Total assets	$299,425	$292,802

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	$2,844	$2,340
Accrued expenses	17,009	16,332
Acquisition-related obligations	1,758	1,271
Lease liabilities - short-term	1,794	1,870
Total current liabilities	23,405	21,813

Lease liabilities - long-term	15,420	14,067
Deferred tax liabilities	64	70
Other long-term liabilities	2,503	2,701
Total liabilities	41,392	38,651

Stockholders' equity
Common stock	235	235
Additional paid-in capital	184,605	181,630
Retained earnings	92,190	88,125
Accumulated other comprehensive loss	(6,444)	(3,435)
Treasury stock	(12,553)	(12,404)
Total stockholders' equity	258,033	254,151

Total liabilities and stockholders' equity	$299,425	$292,802

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(amounts in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Net sales	$42,108	$40,670	$81,669	$76,553
Cost of sales	14,298	13,909	27,897	25,993

Gross profit	27,810	26,761	53,772	50,560

Operating expenses:
Sales and marketing	8,242	6,803	16,092	13,269
General and administrative	7,331	6,200	14,583	12,744
Research and development	3,346	2,652	6,278	5,496
Restructuring	3,107	-	3,107	-
Total operating expenses	22,026	15,655	40,060	31,509

Income from operations	5,784	11,106	13,712	19,051

Other income (expense), net
Interest income	167	1	275	2
Interest expense	-	(495)	-	(1,072)
Foreign currency gain (loss)	(403)	(157)	(443)	(33)

Income before income taxes	5,548	10,455	13,544	17,948

Provision for income taxes	2,033	2,156	3,991	3,720

Net income	$3,515	$8,299	$9,553	$14,228

Earnings per share of common stock
Basic	$0.16	$0.40	$0.44	$0.69
Diluted	$0.16	$0.40	$0.43	$0.68

Weighted - average shares outstanding:
Basic	21,958	20,611	21,947	20,579
Diluted	22,129	20,959	22,115	20,900

Cash dividends declared per common share	$0.125	$0.110	$0.250	$0.220

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
SELECTED NET SALES INFORMATION
(amounts in thousands)
(unaudited)

	For the three months ended				For the six months ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$28,854	69%	$27,329	67%	$55,397	68%	$51,028	67%
Europe, Middle East and Africa	10,749	25%	10,803	27%	21,243	26%	20,665	27%
Asia Pacific	2,505	6%	2,538	6%	5,029	6%	4,860	6%
Total Net Sales	$42,108	100%	$40,670	100%	$81,669	100%	$76,553	100%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended June 30, 2022
Net sales as reported	$42,108
Impact of currency exchange rate fluctuations	1,686
Adjusted net sales		$43,794

For the three months ended June 30, 2021
Net sales as reported	$40,670
Adjusted net sales		$40,670

Adjusted net sales increase for the three months ended June 30, 2022		$3,124	8%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending September 30, 2022
Net sales per guidance (midpoint)	$40,045
Impact of currency exchange rate fluctuations	1,974
Adjusted projected net sales		$42,019

For the three months ended September 30, 2021
Net sales as reported	$38,368
Adjusted net sales		$38,368

Adjusted projected net sales increase for the three months ending September 30, 2022		$3,651	10%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending December 31, 2022
Net sales per guidance (midpoint)	$42,240
Impact of currency exchange rate fluctuations	1,692
Adjusted projected net sales		$43,932

For the three months ended December 31, 2021
Net sales as reported	$39,503
Adjusted net sales		$39,503

Adjusted projected net sales increase for the three months ending December 31, 2022		$4,429	11%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ending December 31, 2022
Net sales per guidance (midpoint)	$163,954
Impact of currency exchange rate fluctuations	6,170
Adjusted projected net sales		$170,124

For the year ended December 31, 2021
Net sales as reported	$154,424
Adjusted net sales		$154,424

Adjusted projected net sales increase for the year ending December 31, 2022		$15,700	10%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP operating income:
For the three months ended June 30, 2022
Operating income as reported	$5,784
Impact of special charge	3,107
Adjusted operating income		$8,891

For the three months ended June 30, 2021
Operating income as reported	$11,106
Adjusted operating income		$11,106

Adjusted operating income decrease for the three months ended June 30, 2022		$(2,215)	-20%

Reconciliation between GAAP and Non-GAAP projected operating income:
For the year ending December 31, 2022
Operating income per guidance (midpoint)	$30,374
Impact of special charge	3,207
Adjusted projected operating income		$33,581

For the year ended December 31, 2021
Operating income as reported	$36,425
Adjusted operating income		$36,425

Adjusted projected operating income decrease for the year ending December 31, 2022		$(2,844)	-8%

Reconciliation between GAAP and Non-GAAP EPS:
For the three months ended June 30, 2022
EPS as reported	$0.16
Impact of special charge	0.13
Adjusted EPS		$0.29

For the three months ended June 30, 2021
EPS as reported	$0.40
Adjusted EPS		$0.40

Adjusted EPS decrease for the three months ended June 30, 2022		$(0.10)	-26%

Reconciliation between GAAP and Non-GAAP projected EPS:
For the year ending December 31, 2022
EPS per guidance (midpoint)	$1.02
Impact of special charge	0.15
Adjusted EPS		$1.17

For the year ended December 31, 2021
EPS as reported	$1.25
Adjusted EPS		$1.25

Adjusted projected EPS decrease for the year ending December 31, 2022		$(0.08)	-7%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

EMEA sales growth reconciliation between GAAP and Non-GAAP:
For the three months ended June 30, 2022
Net sales as reported	$10,749
Impact of currency exchange rate fluctuations	1,276
EMEA adjusted net sales		$12,025

For the three months ended June 30, 2021
Net sales as reported	$10,803
Adjusted net sales		$10,803

EMEA adjusted net sales increase for the three months ended June 30, 2022		$1,222	11%

APAC sales growth reconciliation between GAAP and Non-GAAP:
For the three months ended June 30, 2022
Net sales as reported	$2,505
Impact of currency exchange rate fluctuations	313
APAC adjusted net sales		$2,818

For the three months ended June 30, 2021
Net sales as reported	$2,538
Adjusted net sales		$2,538

APAC adjusted net sales increase for the three months ended June 30, 2022		$280	11%

Americas sales growth reconciliation between GAAP and Non-GAAP:
For the three months ended June 30, 2022
Net sales as reported	$28,854
Impact of currency exchange rate fluctuations	98
Americas adjusted net sales		$28,952

For the three months ended June 30, 2021
Net sales as reported	$27,329
Adjusted net sales		$27,329

Americas adjusted net sales increase for the three months ended June 30, 2022		$1,623	6%

Reconciliation between GAAP and Non-GAAP operating margin:
For the three months ended June 30, 2022
Operating margin as reported	14%
Impact of special charge	7%
Adjusted operating margin		21%

Reconciliation between GAAP and Non-GAAP operating expenses:
For the three months ended June 30, 2022
Operating expenses as reported	$22,026
Impact of special charge	(3,107)
Adjusted operating expenses		$18,919

For the three months ended June 30, 2021
Operating expenses as reported	$15,655
Adjusted operating income		$15,655

Adjusted operating expense decrease for the three months ended June 30, 2022		$3,264	21%